SCHEDULE OF COMPONENTS OF LEASE EXPENSE (Details) - USD ($)	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Leases
Depreciation of assets	$ 88,000	$ 98,300
Interest on lease liabilities	38,000	52,600
Operating lease expense	328,300	200,800
Total net lease cost	$ 454,300	$ 351,700